Exhibit 10.1
COMMITMENT INCREASE AND JOINDER AGREEMENT
(Commitment Increase Pursuant to Section 2.15 of Credit Agreement)

This COMMITMENT INCREASE AND JOINDER AGREEMENT (this “Agreement”) dated as of May 10, 2012 (the “Increase Effective Date”), is entered into by and among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“Borrower”), the undersigned Guarantors (as defined in the Credit Agreement referenced below), ABN AMRO CAPITAL USA LLC (the “New Lender”), and ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

R E C I T A L S

A.           Borrower, the Existing Lenders (defined below), and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of January 14, 2010, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 26, 2010, that certain Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2011, that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of May 31, 2011, and that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of September 7, 2011 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”).

B.           Pursuant to Section 2.15 of the Credit Agreement, this Agreement is being executed to evidence Borrower’s requested increase in the Aggregate Commitments from $375,000,000.00 to $400,000,000.00.

C.           The New Lender has agreed to become a Lender under the Credit Agreement in accordance with Section 2 hereof, with a Committed Sum with respect to the Facility as reflected on Schedule 2.01 attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  As used herein, “Existing Lenders” means the Lenders who are party to the Credit Agreement prior to the Increase Effective Date, and “Lenders” means, collectively, the New Lender and the Existing Lenders.  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

2.           Joinder of New Lender.  The New Lender: (a) confirms that it has received a copy of the Credit Agreement, the Guaranties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender party to the Credit Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) effective as of the Increase Effective Date: (i) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto; (ii) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided to the Administrative Agent; and (d) acknowledges and agrees that its Committed Sum with respect to the Facility is reflected on Schedule 2.01 attached hereto.

3.           Conditions Precedent to Effectiveness.  This Agreement shall be effective as of the Increase Effective Date, provided that: (a) Administrative Agent shall have received (i) counterparts of this Agreement executed by Borrower, each Guarantor and the New Lender, (ii) the certificates and resolutions required by Section 2.15(c) of the Credit Agreement, (iii) to the extent required by the New Lender, a Note; (b) Borrower shall have paid to the New Lender a commitment fee acceptable to the New Lender; and (c) Borrower shall have paid the reasonable Attorney Costs of the Administrative Agent.

4.           Affirmation of Guarantors.  Each of the undersigned Guarantors consents to the increase in the Aggregate Commitments and ratifies and confirms that the Guaranty executed by it and each other Loan Document executed by it continues in full force and effect and is not released, diminished, impaired, reduced, or otherwise adversely affected, and all of its obligations thereunder are hereby ratified and confirmed.  Without limiting the foregoing, each Guarantor affirms that all Obligations under the Credit Agreement as modified by the increase in Aggregate Commitments herein contained are included in the “Obligations” as defined in the Guaranty.

5.           Affirmation of Liens.  Each of the Borrower and each Guarantor ratifies and confirms that all Liens granted, conveyed, or assigned to Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

6.           Miscellaneous.   (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

H-939247.3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC,
its General Partner

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:           MARTIN MIDSTREAM GP LLC,
its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

Signature Page to
Commitment Increase and Joinder Agreement

GUARANTORS:

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC,
its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

Signature Page to
Commitment Increase and Joinder Agreement

MARTIN OPERATING GP LLC,
a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:           MARTIN MIDSTREAM GP LLC,
its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

Signature Page to
Commitment Increase and Joinder Agreement

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

By:           Prism Gas Systems GP, L.L.C., its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

Signature Page to
Commitment Increase and Joinder Agreement

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

Signature Page to
Commitment Increase and Joinder Agreement

MCLEOD GAS GATHERING AND PROCESSING
COMPANY, L.L.C., as a Guarantor

By:           /s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

Signature Page to
Commitment Increase and Joinder Agreement

WOODLAWN PIPELINE CO., INC.,
a Texas corporation, as a Guarantor

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

Signature Page to
Commitment Increase and Joinder Agreement

PRISM LIQUIDS PIPELINE, LLC,
a Texas limited liability company, as a Guarantor

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

Signature Page to
Commitment Increase and Joinder Agreement

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation, as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page to
Commitment Increase and Joinder Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:           /s/ Ann Hurley
Name:           Ann Hurley
Title:           Manager, Agency

Signature Page to
Commitment Increase and Joinder Agreement

L/C ISSUER:

ROYAL BANK OF CANADA, as L/C Issuer

By:           /s/ Kristan Spivey
Kristan Spivey
Authorized Signatory

Signature Page to
Commitment Increase and Joinder Agreement

NEW LENDER:

ABN AMRO CAPITAL USA LLC

By:           /s/ Elizabeth Johnson
Name:           Elizabeth Johnson
Title:           Vice President

By:           /s/ Darrell Holley
Name:           Darrell Holley
Title:           Managing Director

Signature Page to
Commitment Increase and Joinder Agreement

SCHEDULE 2.01

COMMITTED SUMS

	Lender	Facility	Pro Rata Share
1.	Royal Bank of Canada	$40,000,000	10.000000000%
2.	Wells Fargo Bank, N.A.	$40,000,000	10.000000000%
3.	The Royal Bank of Scotland plc	$32,000,000	8.000000000%
4.	Regions Bank	$32,000,000	8.000000000%
5.	UBS Loan Finance, LLC	$32,000,000	8.000000000%
6.	SunTrust Bank	$27,000,000	6.750000000%
7.	Compass Bank	$27,000,000	6.750000000%
8.	Comerica Bank	$27,000,000	6.750000000%
9.	Cadence Bank, N.A.	$25,000,000	6.250000000%
10.	ABN AMRO Capital USA LLC	$25,000,000	6.250000000%
11.	Bank of America, N.A.	$20,000,000	5.000000000%
12.	Citibank, N.A.	$20,000,000	5.000000000%
13.	Natixis	$20,000,000	5.000000000%
14.	Raymond James Bank, FSB	$20,000,000	5.000000000%
15.	Branch Banking & Trust Company	$13,000,000	3.250000000%
	Total:	$400,000,000.00	100.000000000%

Schedule 2.01
to Commitment Increase and Joinder Agreement